INVESCO TREASURER'S SERIES FUNDS, INC.
                 INVESCO TREASURER'S MONEY MARKET RESERVE FUND
                  INVESCO TREASURER'S TAX-EXEMPT RESERVE FUND


                Supplement to Prospectus Dated September 30, 1999


The section of the Prospectus entitled "How to Buy Shares" is hereby amended to add the following after the fourth paragraph:

      If you purchase shares of Treasurer's Money Market Reserve Fund by wire on a day on which the Fund calculates its NAV and the Federal Reserve Banks are open ("bank business day") prior to 11:00 a.m. (Eastern time), you will receive that day's dividend. If you purchase shares of Treasurer's Money Market Reserve Fund by wire after 11:00 a.m. (Eastern time) or by check or other negotiable bank draft prior to 4:00 p.m. (Eastern time), you will begin to accrue dividends on the following business day. If you redeem shares of Treasurer's Money Market Reserve Fund by wire on a bank business day prior to 11:00 a.m. (Eastern time), you will not receive that day's dividend. If you redeem shares of Treasurer's Money Market Reserve Fund by wire after 11:00 a.m. (Eastern time) or by check or other negotiable bank draft prior to 4:00 p.m. (Eastern time), you will receive the current day's dividend.


The date of this Supplement is February 1, 2000.